Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY

ACT OF 2002

I, Roger L. Hawley, certify that:

1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Zogenix, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Roger L. Hawley
Roger L. Hawley
Chief Executive Officer

Date: January 14, 2014